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                                                                   Exhibit 10.21


                                PLEDGE AGREEMENT
                                ----------------


         THIS PLEDGE AGREEMENT (this "Agreement") made as of this 28th day of March, 2002, is by and between ANDREA ELECTRONICS CORPORATION, a New York corporation, having its principal place of business and chief executive office at 45 Melville Park Road, Melville, New York 11747 ("Pledgor"), and HFTP INVESTMENT L.L.C., having an office at c/o Promethean Asset Management, L.L.C., 750 Lexington Avenue, 22nd Floor, New York, New York 10022 ("Pledgee").

                                    RECITALS:

         WHEREAS, Pledgor and Pledgee are parties to that certain Securities Purchase Agreement, dated as of October 5, 2000 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Securities Purchase Agreement"), pursuant to which the Pledgee purchased from Pledgor shares of the Pledgor's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which are convertible into shares of the Pledgor's common stock, par value $.50 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Pledgor's Certificate of Amendment of the Certificate of Incorporation of Pledgor for the Series C Preferred Stock, as filed with the Secretary of State of the State of New York on October 6, 2000 (the "Certificate of Amendment");

         WHEREAS, Pledgee is the holder of that number of shares of the Series C Preferred Stock (each individually, a "Preferred Share" and, collectively, the "Preferred Shares") set forth opposite its name on the Schedule of Investors, a schedule to the Acknowledgment Agreement described below;

         WHEREAS, a Triggering Event (as defined in the Certificate of Amendment) has occurred, and, upon the terms and conditions set forth in that certain Acknowledgment and Agreement between the Pledgor and Pledgee, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Acknowledgement Agreement"), Pledgor and Pledgee each desire to enter into that certain Waiver Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Waiver Agreement") and that certain Security Agreement dated as of the date (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Security Agreement"; this Agreement, the Waiver Agreement, the Acknowledgment Agreement, the Security Agreement, the Series C Preferred Stock and the Certificate of Amendment are herein referred to collectively as, the "Transaction Documents");

         WHEREAS, Pledgor is the legal and beneficial owner of all of the issued and outstanding capital stock of each domestic issuer (individually, a "Domestic Subsidiary" and collectively, the "Domestic Subsidiaries") and each foreign issuer (individually, a "Foreign Subsidiary" and collectively, the "Foreign Subsidiaries") as more fully described on Exhibit A attached hereto (the Domestic Subsidiaries and Foreign Subsidiaries are each individually referred to herein as a "Subsidiary" and collectively as the "Subsidiaries").

         WHEREAS, Pledgor wishes to grant security and assurance to Pledgee, in order to secure the payment and performance of the Secured Obligations (as such term is defined in the Security Agreement), and to that effect to pledge to Pledgee all of the present and future capital stock or similar equity interest, whether certificated or uncertificated, of each Subsidiary owned by Pledgor;

         NOW, THEREFORE, in consideration of the foregoing and in order to induce Pledgee to enter into the Acknowledgment Agreement and the Waiver Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Pledgee, as follows:

         I.       Defined Terms. Unless otherwise defined herein, all
                  -------------
capitalized terms used herein shall have the meanings given to such terms in the Acknowledgment Agreement and the Waiver Agreement. Terms defined in the New York Uniform Commercial Code which are not otherwise defined in this Agreement are used in this Agreement as defined in the New York Uniform Commercial Code as in effect on the date hereof.

         II.      Pledge. Pledgor hereby pledges, assigns, hypothecates and
                  ------
grants to Pledgee a first lien on and security interest in (a) all of the capital stock of each Domestic Subsidiary, whether certificated or uncertificated, now owned or hereafter acquired by Pledgor (the "Domestic Pledged Shares"), (b) sixty-five percent (65%) of all of the capital stock or similar equity interest of each Foreign Subsidiary, whether certificated or uncertificated, now owned or hereafter acquired by Pledgor (the "Foreign Pledged Shares"; the Domestic Pledged Shares and the Foreign Pledged Shares are referred to herein collectively as, the "Pledged Shares"), (c) all other property hereafter delivered to Pledgor in connection with the Pledged Shares, (d) any other property of Pledgor, as described in Section 4 below, hereafter delivered
                                           ---------
to, or in the possession or custody of, Pledgee, and (e) any and all proceeds thereof (all such property being hereinafter referred to collectively as the "Collateral"), as collateral security for (i) the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Secured Obligations and (ii) the due and punctual payment and performance by Pledgor of its obligations and liabilities under, arising out of, or in connection with any of the Transaction Documents, including, without limitation, any taxes and expenses payable pursuant to
Section 19 hereof and the payment of the Triggering Event Redemption Price or
----------
any other amounts with respect to the Series C Preferred Stock and the Certificate of Amendment (all of the foregoing being hereinafter referred to collectively as the "Liabilities").

         III.     Representations and Warranties of Pledgor. Pledgor represents
                  -----------------------------------------
and warrants to Pledgee that as of the Closing Date:

                  (a) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares, and the Collateral is free and clear of all Liens except the Liens created by this Agreement. Exhibit A sets forth (i) the authorized capital stock of each Subsidiary, (ii) the number of shares of capital stock of each Subsidiary that are issued and outstanding as of the date hereof, and (iii) the number of shares of capital stock of each Subsidiary held in its treasury;

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                  (b)      Pledgor has full power, authority and legal right to
execute the pledge provided for herein and to pledge the Collateral to Pledgee;

                  (c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor rights and general principles of equity;

                  (d) Pledgor holds no options, warrants or other agreements with respect to the issuance of additional shares of capital stock of any Subsidiary and, to the best of Pledgor's knowledge, no options, warrants or other agreements with respect to issuance of additional shares of capital stock of any Subsidiary exist;

                  (e) the Foreign Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable and represent sixty-five percent (65%) of the issued and outstanding shares of capital stock of each Foreign Subsidiary;

                  (f) the Domestic Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable and represent one hundred percent (100%) of the issued and outstanding shares of capital stock of each Domestic Subsidiary;

                  (g) no consent, approval or authorization of or designation or filing with any federal, state or other governmental authority or regulatory body on the part of Pledgor is required in connection with the execution, delivery and performance of this Agreement, the granting of Liens in the Collateral by Pledgor or the exercise by Pledgee of the voting and other rights provided for in this Agreement;

                  (h) the execution, delivery and performance of this Agreement by Pledgor will not violate any provision of (i) any applicable law or regulation, (ii) any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, (iii) the charter or by-laws of Pledgor, (iv) any securities issued by Pledgor, or (v) any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets, and will not result in the creation or imposition of any Lien on any of the assets of Pledgor except as contemplated by this Agreement; and

                  (i) the pledge and assignment of the Collateral creates a valid first Lien on the Collateral in favor of Pledgee, subject to no Liens nor to any agreement purporting to grant to any third party any Liens in the property or assets of Pledgor which would include the Collateral. Pledgor covenants and agrees that it will defend all of the right, title and interest of Pledgee in and to the Collateral, for the benefit of Pledgee, against the claims and demands of all persons whomsoever.

         IV.      Dividends, Distributions, etc. Subject to Article V, if, while
                  -----------------------------
this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in

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connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the indorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee as additional collateral security for the Liabilities. In case any distribution of capital shall be made to Pledgor on or in respect of the Pledged Shares or any property shall be distributed to Pledgor upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization, merger or consolidation thereof, the property so distributed shall be delivered by Pledgor to Pledgee to be held by Pledgee as additional collateral security for the Liabilities. Other than as set forth in the preceding sentence, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional collateral security for the Liabilities. Provided, however, Pledgor shall not accept on behalf of Pledgee any such dividends or distributions from a Foreign Subsidiary in the form of stock or other equity interests if the effect of such acceptance would increase Pledgee's equity holdings in such Foreign Subsidiary above sixty-five percent (65%) of the issued and outstanding capital stock of such Foreign Subsidiary.

         V.       Administration of Security. The following provisions shall
                  --------------------------
govern the administration of the Pledged Shares:

                  (a) Pledgor shall be entitled (subject to the other provisions hereof) (i) so long as no material violation of the terms of any of the Transaction Documents has occurred, to vote or consent with respect to the Pledged Shares and to otherwise exercise the incidents of ownership thereof in any manner not inconsistent with the Transaction Documents; and (ii) to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares. Pledgor hereby grants to Pledgee or its nominee, the right to exercise all voting and corporate rights relating to the Pledged Shares in any instance, including, without limitation, to approve any merger involving any Subsidiary as a constituent corporation, which proxy shall be exercisable immediately upon the occurrence of a material violation of the terms of any of the Transaction Documents. After the occurrence of a material violation of the terms of any Transaction Document and upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Pledgee may request.

                  (b) Upon the occurrence of a material violation of the terms of any Transaction Document, in the event that Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive any cash dividends or other distributions in the ordinary course, Pledgor shall deliver to Pledgee, and Pledgee shall be entitled to receive and retain, all such cash or other distributions as additional collateral security for the Liabilities; provided, however, that upon such
                                         --------  -------
violation being cured, Pledgee shall return to Pledgor such portion of any such cash dividends or other distributions received and retained by Pledgee as have not been applied to cure such violation.

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                  (c)      Subject to any sale or other disposition by Pledgee
of the Pledged Shares or other property pursuant to this Agreement, upon full payment, satisfaction and termination of all of the Liabilities and the termination pursuant to Section 16 hereof of the Liens hereby granted, the
                        ----------
Pledged Shares and any other property then held as part of the collateral security for the Liabilities in accordance with the provisions of this Agreement shall be returned to Pledgor.

         VI.      Rights of Pledgee. Pledgee shall not be liable for any failure
                  -----------------
to collect or realize upon the Liabilities or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto. Any or all of the Collateral held by Pledgee hereunder may, if any material violation of the terms of any Transaction Documents has occurred, without notice, be registered in the name of Pledgee or its nominee, and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Subsidiary and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares, for the benefit of Pledgee, as if Pledgee or its nominee were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Subsidiary or upon the exercise by any Subsidiary or Pledgee, of any right, privilege or option pertaining to any of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         VII.     Remedies. Upon the occurrence of a material violation of the
                  --------
terms of any Transaction Document, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including any disposition in connection with a merger of any Subsidiary) and deliver the Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker's board or at any of Pledgee's offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private (to the extent permitted by law), to purchase, the whole or any part of the Collateral so sold free of any right or equity of redemption in Pledgor, which right or equity of redemption Pledgor hereby expressly waives and releases to the extent permitted by law. Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental to the safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of Pledgee hereunder, including reasonable attorneys' fees and expenses, to the payment, in whole or in part, of the Liabilities in such order (unless a court of competent jurisdiction shall otherwise

5

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direct) as Pledgee may elect. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-608(a)(1)(c) of the Uniform Commercial Code, need Pledgee account for the surplus, if any, to Pledgor. Pledgor agrees that Pledgee need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice shall constitute commercially reasonable notification of such matters. No notification need be given to Pledgor if Pledgor has signed after default a statement renouncing any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee in this Agreement and in any of the other Transaction Documents, Pledgee shall have all the rights and remedies of secured parties under the Uniform Commercial Code of the State of New York and under any other applicable law.

         VIII.    No Disposition, Liens, etc. Without the prior written consent
                  --------------------------
of Pledgee, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Collateral, nor create, incur or permit to exist any Lien on any of the Collateral, or any interest therein, or any proceeds thereof, except for the Liens granted pursuant to this Agreement. Without the prior written consent of Pledgee, Pledgor agrees that it will not vote to enable, and will not otherwise permit any Subsidiary to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

         IX.      Certificates/Legends. If, while this Agreement is in effect,
                  --------------------
any Pledged Shares become certificated (i) Pledgor shall immediately deliver such certificates to Pledgee, and (ii) Pledgor agrees that it shall cause all Pledged Shares so evidenced by certificates to bear the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN PLEDGE AGREEMENT BETWEEN ANDREA ELECTRONICS CORPORATION AND HFTP INVESTMENT L.L.C., INCLUDING, WITHOUT LIMITATION, LIMITATIONS ON THE RIGHTS/ABILITY OF ANY HOLDER (INCLUDING ANY SUCCESSOR HOLDER) HEREOF TO VOTE, SELL, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THE SHARES REPRESENTED BY THIS CERTIFICATE, AND REFERENCE IS HEREBY MADE TO SUCH PLEDGE AGREEMENT FOR A FULL STATEMENT OF SUCH TERMS. A COPY OF THE PLEDGE AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF AT NO COST UPON WRITTEN REQUEST.

         X.       Sale of Pledged Interests. (a) Pledgor acknowledges that
                  -------------------------
Pledgee may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of Subsidiary) of any or all the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the

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distribution or resale thereof. Pledgor acknowledges that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, Pledgor agrees that any such private sale or disposition shall be deemed to be effected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Collateral in order to permit Pledgor or any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor or such Subsidiary would agree to do so.

                  (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or other disposition of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in Sections 4,
                                                                  -----------
5(b), 8, 10 and 11 of this Agreement will cause irreparable injury to Pledgee,
------------------
that Pledgee does not have an adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no violation of the Transaction Documents has occurred.

                  (c) Pledgor further agrees to indemnify and hold harmless Pledgee and its successors and assigns, officers, directors, employees and agents, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable attorneys' fees and expenses (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum, any preliminary prospectus or preliminary offering memorandum, any amendment or supplement to any thereof or any other writing prepared in connection with the offer, sale or resale of all or any portion of the Collateral (collectively, the "Disclosure Documents") unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state a material fact required to be stated or necessary to make the statements in any of the Disclosure Documents not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee and its respective successors and assigns, officers, directors, employees and agents, or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgor shall provide customary indemnification to any underwriters and their respective successors and assigns, officers and directors, and each Person who controls any such underwriter (within the meaning of the Securities Act). If and to the extent that any of the foregoing undertakings in this paragraph may be unenforceable for any reason, Pledgor agrees to make the maximum contribution to the payment and satisfaction of

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each of the Indemnified Liabilities which is permissible under applicable law.
The obligations of Pledgor under this paragraph (c) shall survive the termination of this Agreement.

                  (d) Pledgor further agrees to waive any and all rights of subrogation it may have against any Subsidiary upon the sale or other disposition of all or any portion of the Collateral by Pledgee.

         XI.      Further Assurances. Pledgor agrees that at any time and from
                  ------------------
time to time upon the written request of Pledgee, Pledgor will execute and deliver all stock powers, financing statements and other documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement. If at any time the pledge of more than two-thirds of the equity of any Foreign Subsidiary would not result in adverse tax consequences to Pledgor (including as a result of a change in the tax laws and regulations of the United States), than Pledgor shall promptly pledge the maximum amount of equity interests which may be pledged by it without causing such an adverse tax consequence.

         XII.     Severability. Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         XIII.    No Waiver; Cumulative Remedies. Pledgee shall not by any act,
                  ------------------------------
delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee shall be valid unless in writing and signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have on any subsequent occasion. No course of dealing between Pledgor and Pledgee and no failure to exercise, nor any delay by Pledgee in exercising any right, power or privilege hereunder or under any Transaction Document, shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         XIV.     Successors and Assigns. This Agreement and all obligations of
                  ----------------------
Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee hereunder, inure to the benefit of Pledgee and its successors and assigns, except that Pledgor shall not have the right to assign its rights or obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

         XV.      Applicable Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT
                  --------------
OF THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.

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         XVI.     Termination. This Agreement and the Liens granted hereunder
                  -----------
shall terminate upon the full and complete performance and satisfaction of the Liabilities.

         XVII.    Possession of Collateral. Beyond the exercise of reasonable
                  ------------------------
care to assure the safe custody of the Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee, shall have any duty or liability to collect any sums due in respect of the Collateral or to protect, preserve or exercise any rights pertaining to the Collateral, and Pledgee and any nominee of Pledgee shall be relieved of all responsibility for any portion of the Collateral surrendered to Pledgor.

         XVIII.   Survival of Representations. All representations and
                  ---------------------------
warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

         XIX.     Taxes and Expenses. Pledgor will upon demand pay to Pledgee,
                  ------------------
(a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any federal, state or other governmental authority in respect of this Agreement, together with interest and penalties, if any, and (b) all expenses, including the reasonable fees and expenses of attorneys, accountants, consultants or other experts and agents that Pledgee may retain in connection with (i) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights and remedies of Pledgee hereunder or (iii) the failure of Pledgor to perform or observe any of the provisions hereof.

         XX.      Pledgee Appointed Attorney-In-Fact. Pledgor hereby irrevocably
                  ----------------------------------
appoints Pledgee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral and to give full discharge for the same, when and to the extent permitted by this Agreement.

         XXI.     Notices. Unless otherwise specifically provided herein, any
                  -------
notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail certified or registered and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two Business Days after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after deposit in the United States mail, postage prepaid and properly addressed.

         Notices shall be addressed as follows:

         (a) If to Pledgor:         Andrea Electronics Corporation
                                    45 Melville Park Road
                                    Melville, New York 11747

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                                    ATTN: President, Chief Operating Officer
                                    Telecopy: (516) 719-1824

         (b) If to Pledgee:         HFTP Investment L.L.C.
                                    c/o Promethean Asset Management, L.L.C.
                                    750 Lexington Avenue, 22nd Floor
                                    New York, New York 10022
                                    ATTN: Thomas Lumsden
                                    Telecopy: (212) 758-9334

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 21. A notice not given as provided above shall, if
                     ----------
it is in writing, be deemed given if and when actually received by the party to whom given.

         XXII.    Changes in Writing. No amendment, modification, termination or
                  ------------------
waiver of any provision of this Agreement or consent to any departure by Pledgor therefrom, shall in any event be effective without the written concurrence of Pledgee and Pledgor, and then only to the extent specifically set forth in such writing.

         XXIII.   Headings. Section and subsection headings in this Agreement
                  --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         XXIV.    Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. A counterpart executed via facsimile shall for all purposes be deemed to constitute an original counterpart.

         XXV.     Entire Agreement. This Agreement embodies the entire agreement
                  ----------------
and understanding among Pledgor and Pledgee and supersedes all prior oral and written agreements and understandings among Pledgor and Pledgee relating to the subject matter hereof.

         XXVI.    CONSENT OF JURISDICTION. PLEDGOR HEREBY CONSENTS TO THE
                  -----------------------
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO PLEDGEE'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PLEDGOR, AT THE ADDRESS SET FORTH ABOVE AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

         XXVII.   WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR
                  --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. PLEDGOR AND PLEDGEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR AND PLEDGEE WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                  [remainder of page intentionally left blank;
                             signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

                                       PLEDGOR:

                                       ANDREA ELECTRONICS CORPORATION

                                       By:  /s/ Richard A. Maue
                                           ----------------------------------
                                       Name:   Richard A. Maue
                                             --------------------------------
                                       Title:  Chief Financial Officer and
                                                  Corporate Secretary
                                             --------------------------------


                                       PLEDGEE:

                                       HFTP INVESTMENT L.L.C.


                                       By:  /s/ James F. O'Brien, Jr.
                                           ----------------------------------
                                       Name:   James F. O'Brien, Jr.
                                             --------------------------------
                                       Title:  Managing Member
                                             --------------------------------

                                    EXHIBIT A
                               to Pledge Agreement
                               -------------------

                     DESCRIPTION OF DOMESTIC PLEDGED SHARES
                     --------------------------------------








                      DESCRIPTION OF FOREIGN PLEDGED SHARES
                      -------------------------------------